UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 6, 2024

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Camarillo Acquisitions

On December 6, 2024 (the “Closing Date”), Sky Harbour Group Corporation (the “Company”), through two wholly-owned subsidiaries of Sky Harbour LLC (“Sky”), completed the acquisition of CloudNine at Camarillo LP (“CloudNine”), a California limited partnership, and Sky 805 LLC (“Sky 805”), California limited liability company in exchange for approximately $31 million in aggregate cash consideration (collectively, the “Camarillo Acquisitions”). As a result of the Camarillo Acquisitions, CMA CloudNine Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Sky, owns a 100% limited partnership interest in CloudNine, and CMA Sky 805 Holdings LLC, a Delaware limited liability company and wholly-owned subsidiary of Sky, is the sole member of Sky 805.

Substantially all of the cash consideration paid in connection with the Camarillo Acquisitions was utilized to satisfy the pre-existing senior and subordinated debt obligations of CloudNine and Sky 805, which were not legally assumed by the Company. The Company did not assume any other debt in connection with the Camarillo Acquisitions.

CloudNine's principal asset is an approximately 120,000 square foot hangar and office complex at Camarillo Airport (“CMA”) in Camarillo, California, located in the greater Los Angeles metropolitan area. Sky 805 is the holder of related ground leases (the “CMA Leases”) and fixed-based operator rights at CMA. The Company assumed all of CloudNine's and Sky 805's obligations under the CMA Leases in connection with the Camarillo Acquisitions. The CMA Leases pertain to four parcels covering approximately 17 acres of land at CMA and have remaining lease terms of 37 years, with a 10-year option exercisable at the sole discretion of the Company.

Item 7.01. Regulation FD Disclosure.

On December 9, 2024, the Company issued a press release (the “Press Release”) which announced the completion of the Camarillo Acquisitions. A copy of the Press Release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The furnishing of the Press Release is not an admission as to the materiality of any information therein. The information contained in the Press Release is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information contained in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01 and the Press Release shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the benefits of the Camarillo Acquisitions and future operations at CMA. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and its other filings with the SEC.

Item 8.01. Other Events.

The disclosure contained under Explanatory Note of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. In accordance with Item 9.01(a), the financial statements of CloudNine and Sky 805, both individually and in aggregate, are not “significant” and therefore not required to be filed pursuant to Item 3.05(b) of Regulation S-X or Item 3.14(b) of Regulation S-X.

(b) Pro Forma Financial Information. In accordance with Item 9.01(b), the pro forma financial information is not “significant” and therefore not required to be filed pursuant to Article 11 of Regulation S-X.

(d) Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated December 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2023

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer